Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of August 26, 2011 (this “Amendment”), to the Incremental Assumption Agreement dated as of March 4, 2011 (the “Incremental Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE, a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower and the Australian Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the Lenders party hereto and CREDIT SUISSE AG, as Administrative Agent.

A.        Pursuant to the Incremental Agreement, the New Incremental Term Lenders have made and have agreed to make New Incremental Term Loans to the U.S. Borrower.

B.        The U.S. Borrower has requested certain amendments to the Incremental Agreement as set forth herein.

C.        Under the Credit Agreement, the Incremental Agreement is a Loan Document (as defined therein) and may be amended with, among other things, the prior written consent of the Required Lenders.

D.        The Required Lenders are willing to make the requested amendments on and subject to the terms and conditions of this Amendment.

E.        Capitalized terms used but not defined herein shall have the meanings assigned to them in the Incremental Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.    (a) Section 1(a) of the Incremental Agreement is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, the definition of the term “Escrow Termination Date” set forth in paragraph (b) may be amended pursuant to an agreement or agreements in writing entered into by the Borrowers, Holdings and Lenders holding outstanding Incremental Tranche C Commitments or Incremental Tranche C Terms Loans representing more than 50% of all such Incremental Tranche C Commitments or Incremental Tranche C Terms Loans, as applicable, outstanding at such time.”

(b) Section 1(b) of the Incremental Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:

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“Depository” shall mean a depository institution designated by the U.S. Borrower with the consent of the Administrative Agent (which consent shall not be unreasonably withheld).

“Escrow Account” shall mean a deposit account in the name of the U.S. Borrower, established pursuant to the Escrow Agreement and over which the Collateral Agent has exclusive dominion and control. Pending the consummation of the Acquisition to be financed with the proceeds on deposit therein (or, if earlier, the Escrow Termination Date), the Escrow Account and the proceeds on deposit therein shall serve as Collateral for the Obligations.

“Escrow Agreement” shall mean an escrow and security agreement entered into prior to the Funding Date of the Incremental Tranche C Term Loans (if such Funding Date is to occur prior to the consummation of the Acquisition to be financed with such proceeds), among the U.S. Borrower, the Administrative Agent, the Collateral Agent and the Depository, in form and substance reasonably satisfactory to the Administrative Agent.

“Escrow Termination Date” shall mean November 30, 2011.

(c) Section 2 of the Incremental Agreement is hereby amended by adding the following at the end thereof:

“In the event that the Funding Date for the Incremental Tranche C Term Loans shall have occurred but the Acquisition to be financed with the proceeds of the Incremental Tranche C Term Loans shall not have been consummated at or prior to the Escrow Termination Date, the U.S. Borrower agrees on the next Business Day following the Escrow Termination Date, to prepay the Incremental Tranche C Term Loans in full, together with all accrued and unpaid interest thereon, and the Administrative Agent is hereby authorized to apply amounts on deposit in the Escrow Account in satisfaction of such payment.”

(d) Section 6(d) of the Incremental Agreement is hereby amended by adding the following immediately prior to the end thereof:

“; provided, however, that the Incremental Tranche C Term Loans may be requested by the U.S. Borrower prior to the consummation of the Acquisition to be financed with the proceeds of such Loans so long as such proceeds are funded directly into the Escrow Account.”

SECTION 2. Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, Holdings and the Borrowers represent and warrant to each of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 3 below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (b) on and as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness.    This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) duly executed counterparts of this Amendment which, when taken

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together, bear the signatures of the Borrowers, Holdings, the Subsidiary Guarantors and the Required Lenders, and (b) the amendment fees referred to in Section 5 below.

SECTION 4. Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders under the Incremental Agreement, Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Incremental Agreement, Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Incremental Agreement, Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Incremental Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Incremental Agreement shall mean the Incremental Agreement as modified hereby. Subject to Section 1(a) of the Incremental Agreement (as amended herein), this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Amendment Fees.    In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrowers agree to pay to the Administrative Agent, in immediately available funds, for the account of each Lender that unconditionally delivers an executed counterpart of this Amendment at or prior to 11:00 a.m., New York time, on August 26, 2011, an amendment fee in an amount equal to 0.05% of the sum of such Lender’s Term Loans, New Incremental Term Loan Commitments and Revolving Credit Commitments (whether used or unused) at such time.

SECTION 6. Counterparts.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings.    The headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

SECTION 9. Acknowledgment of Guarantors.    Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer

CB RICHARD ELLIS GROUP, INC.,

by
/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by
/s/ Debera Fan
Name: Debera Fan
Title: Senior Vice President and Treasurer

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by
/s/ Martin Lewis
Name: Martin Lewis
Title: Chief Operating Officer – UK

by
/s/ P. Emburey
Name: P. Emburey
Title: Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE, a corporation organized under the laws of the province of New Brunswick,

by
/s/ Jeff Cook
Name: Jeff Cook
Title: Senior VP Finance

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by
/s/ Enda Foley
Name: Endo Foley
Title: CFO

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by
/s/ Tom Southern
Name: Tom Southern
Title: CEO

CB/TCC GLOBAL HOLDINGS LIMITED,

by
/s/ P. Emburey
Name: P. Emburey
Title: Director

by
/s/ Marcus Smith
Name: Marcus Smith
Title: Director

RELAM AMSTERDAM HOLDINGS B.V.

by
/s/ I. de Lucia /s/ R. de Groot
Name: TMF Management B.V.
Title: Director

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CBRE GLOBAL HOLDINGS, S.A.R.L.,

by
/s/ Laurence H. Midler
Name: Laurence H. Midler
Title: Type A Manager

TC HOUSTON, INC., TCCT REAL ESTATE, INC., TCDFW, INC. TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by
/s/ Scott A. Dyche
Name: Scott A. Dyche
Title: Executive Vice President

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by
/s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

by
/s/ Sanja Gazahi
Name: Sanja Gazahi
Title: Associate

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

Name of Lenders Signing the First Amendment

ACA CLO 2005-1, Ltd.

ACA CLO 2006-1, Ltd

ACA CLO 2006-2, Ltd

ACA CLO 2007-1, Ltd.

Airlie CLO 2006-I, Ltd.

AMMC CLO IV, Limited

AMMC CLO VI, Limited

AMMC VII, Limited

Apidos CDO I

Apidos CDO II

Apidos CDO III

Apidos CDO IV

Apidos CDO V

Apidos Cinco CDO

Apidos Quattro CDO

Apostle Loomis Sayles Credit Opportunities Fund

Apostle Loomis Sayles Senior Loan Fund

Arrowood Indemnity Company

Arrowood Indemnity Company, as administrator of The Pension Plan of Arrowood Indemnity Company

Avery Street CLO, Ltd.

Babson Capital Floating Rate Income Master Fund LP

Babson Capital Loan Partners I, L.P.

Baker Street CLO II Ltd.

Baker Street Funding CLO 2005-1 Ltd.

Ballyrock CLO 2006-1 Limited

Ballyrock CLO 2006-2 Limited

Ballyrock CLO III Limited

Bank of America, N.A.

Barclays Bank PLC

Battalion CLO 2007-I, Ltd.

Belhurst CLO Ltd.

Black Diamond CLO 2006-1 (Cayman) Ltd.

Bridgeport CLO II Ltd.

Bridgeport CLO Ltd.

Burr Ridge CLO Plus Ltd.

Camulos Loan Vehicle I, Ltd.

Canyon Capital CLO 2006-1 Ltd

Carlye Arnage CLO, Ltd.

Carlye Azure CLO, Ltd.

Carlye Bristol CLO, Ltd.

Carlye Daytona CLO, Ltd.

Carlye McLaren CLO, Ltd.

Carlye Vantage CLO, Ltd.

Carlye Veyron CLO, Ltd.

Carlyle Global Market Strategies CLO 2011-1, Ltd.

Carlyle High Yield Partners IX, Ltd.

Carlyle High Yield Partners VII, Ltd.

Carlyle High Yield Partners VIII, Ltd

Carlyle High Yield Partners X, Ltd.

Cent CDO 12 Limited

Cent CDO 14 Limited

Cent CDO 15 Limited

Cent CDO XI Limited

Centurion CDO 9 Limited

CIFC 2011-I 1 Loan Funding LLC

CIFC Funding 2006-1B, Ltd.

CIFC Funding 2006-I, Ltd.

CIFC Funding 2006-II, Ltd.

CIFC Funding 2007-I, Ltd.

CIFC Funding 2007-II, Ltd.

CIFC Funding 2007-III, Ltd.

CIFC Funding 2007-IV, Ltd.

Clydesdale CLO 2005 Ltd

Clydesdale CLO 2006, Ltd.

Clydesdale Strategic CLO-I Ltd

Cobble Hill Funding

Columbia Institutional Leverage Loan Fund II, L.P.

Columbia Strategic Income Fund

Columbia Strategic Income Fund, Variable Series

ColumbusNova CLO Ltd. 2006-I

ColumbusNova CLO Ltd. 2006-II

ColumbusNova CLO Ltd. 2007-I

Comerica Bank

Confluent 4 Limited

Cornerstone CLO Ltd.

Credit Suisse AG

Credit Suisse Loan Funding LLC

Cumberland II CLO, Ltd.

Del Mar CLO I, Ltd

Denali Capital CLO V, Ltd.

Denali Capital CLO VI, Ltd.

Denali Capital CLO VII, Ltd.

Deutsche Bank AG New York Branch

Dextera

Diversified Credit Portfolio Ltd.

DOLL Trust (Daido Life Insurance Company)

Doral CLO I Ltd

Doral Money Inc

Dryden VIII—Leveraged Loan CDO 2005

Dryden XI—Leveraged Loan CDO 2006

Dryden XVI—Leveraged Loan CDO 2006

Dryden XVIII Leveraged Loan 2007 Ltd.

Dryden XXI Leveraged Loan CDO LLC

DYNA Trust (for Qualified Institutional Investors only)

ECP CLO 2008-1, Ltd.

Emerson Place CLO, Ltd.

Erste Group Bank AG

Evergreen CBNA Loan Funding LLC

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

Fidelity Central Investment Portfolio LLC: Fidelity Floating Rate Central Investment Portfolio

Fidelity Fixed Income Trust: Fidelity Strategic Real Return Fund

Fidelity Securities Fund: Fidelity Real Estate Income Fund

Fifth Third Bank

First Tennessee Bank NA

First Trust Senior Floating Rate Income Fund II

Flatiron CLO 2007-1 Ltd.

Founders Grove CLO, Ltd.

Galaxy VI CLO, Ltd.

Galaxy VII CLO, Ltd.

Galaxy VIII CLO, Ltd.

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

Name of Lenders Signing the First Amendment

Galaxy X CLO, Ltd.

Gateway CLO Limited

Genesis CLO 2007-2 Ltd

Grant Grove CLO, Ltd.

GSC Capital Corp. Loan Funding 2005-1

GSC Group CDO Fund VIII, Limited

Gulf Stream Rashinban CLO 2006-1, Ltd.

Gulf Stream-Compass CLO 2007, Ltd.

Gulf Stream-Sextant CLO 2007-1, Ltd.

Gulfstream-Compass CLO 2005-2 Ltd.

Gulfstream-Sextant CLO 2006-1, Ltd.

Hamlet II, Ltd.

Hillmark Funding Ltd.

HSBC Bank USA, National Association

Hudson Canyon Funding II, Ltd

ING (L) Flex—Senior Loans

ING Floating Rate Fund

ING IM CLO 2011-1, Ltd.

ING Investment Management CLO I, Ltd.

ING Investment Management CLO II, Ltd.

ING Investment Management CLO III, Ltd.

ING Investment Management CLO IV, Ltd.

ING Investment Management CLO V, Ltd.

ING Investment Trust Co. Plan Employee Benefit Investment Funds—Senior Loan Fund

ING Prime Rate Trust

ING Senior Income Fund

Invesco Floating Rate Fund

Invesco Prime Income Trust

Invesco Van Kampen Dynamic Credit Opportunities Fund

Invesco Van Kampen Senior Income Trust

Invesco Van Kampen Senior Loan Fund

Invesco Zodiac Funds—Invesco US Senior Loan Fund

Jersey Street CLO, Ltd.

JNL/PPM America Floating Rate Income Fund

JPMC Retirement Plan Brigade Bank Loan

JPMorgan Chase Bank NA as Trustee of the JPMorgan Chase Retirement Plan

JPMorgan Chase Bank, N.A.

Katonah 2007-I CLO Ltd.

Katonah IX CLO Ltd

Katonah VIII CLO Ltd.

Katonah X CLO Ltd.

Kloiber Investments, LLC

LCM III, Ltd.

LCM IV, Ltd.

LCM IX Limited Partnership

LCM V, Ltd.

LCM VI, Ltd.

LightPoint CLO V, Ltd.

LightPoint CLO VIII, Ltd.

Lime Street CLO, Ltd.

Limerock CLO I

Loomis Sayles CLO I, Ltd.

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

MainStay Floating Rate Fund, a series of MainStay Funds Trust

MainStay VP Floating Rate Portfolio, a Series of Mainstay VP Funds Trust

Market Square CLO Ltd.

Marksbury Investments, LLC

Marlborough Street CLO, Ltd.

Marquette Park CLO Ltd.

Mizuho Corporate Bank, Ltd.

Morgan Stanley Investment Management Croton, Ltd.

Mountain Capital CLO IV, Ltd.

Mountain View CLO II Ltd.

Mountain View CLO III Ltd.

MSIM Peconic Bay, Ltd.

Muir Grove CLO, Ltd.

NACM CLO I

Natixis Loomis Sayles Senior Loan Fund

Nautique Funding Ltd.

NCRAM Loan Trust

Neptune Finance CCS, Ltd.

New York Life Insurance and Annuity Corporation

New York Life Insurance Company

Nomura Bond and Loan Fund

North Dakota State Investment Board

NYLIM Flatiron CLO 2004-1 Ltd.

NYLIM Flatiron CLO 2005-1 Ltd.

NYLIM Flatiron CLO 2006-1 Ltd.

Octagon Delaware Trust 2011

Octagon Investment Partners IX, Ltd.

Octagon Investment Partners V, Ltd.

Octagon Investment Partners VIII, Ltd.

Octagon Investment Partners XI, Ltd.

Octagon Paul Credit Fund Series I, Ltd.

Olympic Park Ltd.

Phoenix CLO I, Ltd.

Phoenix CLO II, Ltd.

Phoenix CLO III, Ltd.

PineBridge Bank Loan Fund Ltd.

Pioneer Floating Rate Fund

PPM Grayhawk CLO, Ltd.

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

Prudential Investment Portfolios 9—Prudential Absolute Return Bond Fund

Prudential Investment Portfolios, Inc 14—Prudential Floating Rate Income Fund

Prudential Total Return Bond Fund, Inc.

Putnam Floating Rate Income Fund

Pyramis Floating Rate High Income Commingled Pool

Qualcomm Global Trading, Inc.

Rampart CLO 2006-I Ltd.

Rampart CLO 2007 Ltd.

Raymond James Bank FSB

Ridgeworth Funds—Seix Floating Rate High Income Fund

Ridgeworth Funds—Total Return Bond Fund

Riversource Bond Series Inc.—Columbia Floating Rate Fund

RiverSource Life Insurance Company

Rochdale Fixed Income Opportunities Portfolio

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

Name of Lenders Signing the First Amendment

San Gabriel CLO I Ltd

Saratoga CLO I, Limited

Saturn CLO, Ltd.

Schiller Park CLO Ltd.

Seix Credit Opportunities Fund Financing I, Ltd.

Shasta CLO I Ltd.

Sierra CLO II Ltd.

Silver Crest CBNA Loan Funding LLC

Silverado CLO 2006-II Limited

Spring Road CLO 2007-I, Ltd.

Stone Tower CLO III Ltd.

Stone Tower CLO IV Ltd.

Stone Tower CLO V Ltd.

Stone Tower CLO VI Ltd.

Stone Tower CLO VII Ltd.

Stone Tower Credit Funding I Ltd.

Stone Tower CLO VI Ltd.

Stoney Lane Funding I, Ltd.

The Bank of New York Mellon

The Bank of Nova Scotia

The Loomis Sayles Senior Loan Fund, LLC

The Royal Bank of Scotland PLC

Trimaran CLO IV Ltd

Trimaran CLO V Ltd

Trimaran CLO VI Ltd

Trimaran CLO VII Ltd

UniCredit Bank AG

Union Bank, N.A.

Unity National Bank

Venture IX CDO Limited

Venture V CDO Limited

Venture VI CDO Limited

Venture VII CDO Limited

Venture VIII CDO Limited

Victoria Court CBNA Loan Funding LLC

Virginia College Savings Plan

Virtus Senior Floating Rate Fund

Vista Leveraged Income Fund

Wasatch CLO Ltd

Wells Fargo Bank, N.A.

Westbrook CLO, Ltd.

WestPac Banking Corporation

WhiteHorse Credit Master Fund, LP

WhiteHorse III, Ltd.

WhiteHorse IV, Ltd.

Whitney CLO I Ltd.

Wind River Reinsurance Company, Ltd.

Xelo VII Limited

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

Schedule I to

Amendment No. 1 to the

CB Richard Ellis Services Inc.

Incremental Assumption Agreement

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, LLC

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Clarion CRA Holdings, Inc.

CBRE Clarion REI Holding, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, LLC

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

[Signature Page to Amendment No. 1 to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]